Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

TSW CORE PLUS BOND FUND

TSW HIGH YIELD BOND FUND

EACH A SERIES OF PERPETUAL AMERICAS FUNDS TRUST

Supplement dated December 5, 2025

to the Prospectus and Statement of Additional Information

dated February 1, 2025, as amended

Effective December 1, 2025, David McMackin is added as a portfolio manager of the TSW Core Plus Bond Fund and TSW High Yield Bond Fund (the “Funds”). The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the Funds.

Within the Prospectus, the Fund Summary relating to the TSW Core Plus Bond Fund, under the subsection “Portfolio Management—Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

William M. Bellamy, CFA	David McMackin, CFA
Portfolio Manager	Portfolio Manager
Length of Service: Since 2024 (inception)	Length of Service: Since 2025

Within the Prospectus, the Fund Summary relating to the TSW High Yield Bond Fund, under the subsection “Portfolio Management—Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

William M. Bellamy, CFA	David McMackin, CFA
Portfolio Manager	Portfolio Manager
Length of Service: Since 2021 (inception)	Length of Service: Since 2025

The following biographical information is added in the subsection “Management of the Funds—Portfolio Management” in the Prospectus.

David McMackin, CFA

Portfolio Manager

TSW Core Plus Bond Fund

TSW High Yield Bond Fund

David McMackin, CFA is a Portfolio Manager for the Income Strategies team and is responsible for overseeing all fixed income management at the firm. He is the co-Portfolio Manager for TSW’s Multi-Asset Income and Core Plus strategies.

David began his career in the investment industry in 2000. Prior to joining TSW in 2004, he worked for Trusco Capital Management as a Portfolio Analyst and Crestar Asset Management as a Trading Assistant. David is a graduate of Virginia Polytechnic Institute & State University and holds the Chartered Financial Analyst® designation.

The subsections “Portfolio Manager Holdings” and “Other Portfolio Manager Information” under “Investment Advisory and Other Services” in the Statement of Additional Information are hereby revised to indicate that David McMackin has been added as a portfolio manager of the Funds. Information regarding other accounts managed by Mr. McMackin as well as his ownership of securities of the Funds, each as of September 30, 2025, is provided below.

TSW Core Plus Bond Fund	Individual(s)	Dollar Range of Equity Securities
	David McMackin	None

TSW High Yield Bond Fund	Individual(s)	Dollar Range of Equity Securities
	David McMackin	None

David McMackin, Portfolio Manager, TSW Core Plus Bond Fund and TSW High Yield Bond Fund

	Number of Accounts		Assets Under Management (in millions)

Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee

Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	0	0	$0	$0
Total	0	0	$0	$0

This Supplement should be retained for future reference.